Cohen & Steers, Inc.
280 Park Avenue
New York, NY 10017-1216
Tel (212) 832-3232

Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS FOURTH QUARTER
AND FULL YEAR 2014 RESULTS

Record Quarterly Revenue of $81.8 million

NEW YORK, NY, January 21, 2015—Cohen & Steers, Inc. (NYSE: CNS) reported net income attributable to common stockholders of $15.7 million, or $0.34 per diluted share and $0.35 per basic share, for the quarter ended December 31, 2014, compared with $19.4 million, or $0.43 per diluted share and $0.44 per basic share, for the quarter ended December 31, 2013. Total revenue for the fourth quarter of 2014 was $81.8 million, an increase of 11.5% from $73.4 million for the fourth quarter of 2013.
For the year ended December 31, 2014, the company recorded net income attributable to common stockholders of $75.5 million, or $1.65 per diluted share and $1.69 per basic share, compared with $68.1 million, or $1.51 per diluted share and $1.54 per basic share, for the year ended December 31, 2013.
The results for the year ended December 31, 2013 included after-tax expenses of approximately $0.10 per share associated primarily with the offering of Cohen & Steers MLP Income and Energy Opportunity Fund, Inc., a closed-end fund. After adjusting for these items, diluted earnings per share would have been $1.61 for the year ended December 31, 2013.

Financial Highlights (Unaudited)
For the Periods

(in thousands, except per share data)	Three Months Ended			Year Ended
	December 31, 2014	September 30, 2014	% Change	December 31, 2014	December 31, 2013	% Change
Revenue	$81,842	$80,845	1.2%	$313,934	$297,713	5.4%
Expenses	$49,492	$48,518	2.0%	$191,993	$191,371	0.3%
Operating income	$32,350	$32,327	0.1%	$121,941	$106,342	14.7%
Operating margin	39.5%	40.0%	(46) bps	38.8%	35.7%	312 bps
Total non-operating (loss) income	$(4,541)	$(3,557)	*	$73	$(1,978)	*
Net income attributable to common stockholders	$15,698	$18,184	(13.7)%	$75,510	$68,119	10.9%
Diluted earnings per share attributable to common stockholders	$0.34	$0.40	(14.0)%	$1.65	$1.51	9.5%

* Not meaningful
Revenue
Revenue for the fourth quarter of 2014 was $81.8 million, an increase of $997,000 from $80.8 million for the third quarter of 2014. Higher average assets under management in institutional accounts and open-end mutual funds resulted in the following revenue increases:

•	$665,000 from institutional accounts; and

•	$429,000 from open-end mutual funds.
Revenue for the year ended December 31, 2014 was $313.9 million, an increase of $16.2 million from $297.7 million for the year ended December 31, 2013.
Expenses
Expenses for the fourth quarter of 2014 were $49.5 million, an increase of $974,000 from $48.5 million for the third quarter of 2014. The change was primarily due to:

•	Higher general and administrative expenses of $1.6 million, primarily due to higher fund-related expenses as well as increases in hosted and sponsored conference expenses, including travel; and

•	Lower employee compensation and benefits expenses of $537,000 primarily attributable to lower production compensation.
Expenses for the year ended December 31, 2014 were $192.0 million, an increase of $622,000 from $191.4 million for the year ended December 31, 2013.
Operating Margin
The company's operating margin decreased to 39.5% for the fourth quarter of 2014 compared with 40.0% for the three months ended September 30, 2014. The operating margin for the year ended December 31, 2014 was 38.8% compared with 35.7% for the year ended December 31, 2013.

Non-operating Income
Non-operating loss for the fourth quarter of 2014 was $4.5 million, an increase of $984,000 from a loss of $3.6 million for the third quarter of 2014, primarily due to unrealized losses on the company's seed investments. The non-operating loss included net losses attributable to redeemable noncontrolling interest of $525,000 and $147,000 for the quarter ended December 31, 2014 and September 30, 2014, respectively. Non-operating income for the year ended December 31, 2014 was $73,000, compared with a non-operating loss of $2.0 million for the year ended December 31, 2013. The non-operating income for the year ended December 31, 2014 included net income attributable to redeemable noncontrolling interest of $224,000 and the non-operating loss for the year ended December 31, 2013 included a net loss attributable to redeemable noncontrolling interest of $4.9 million.
Assets Under Management Highlights (Unaudited)
December 31, 2014 Compared with September 30, 2014

(in millions)	Assets Under Management
	As of
By Investment Vehicle	December 31, 2014	September 30, 2014	% Change
Institutional accounts	$26,201	$23,941	9.4%
Open-end mutual funds	17,131	16,116	6.3%
Closed-end funds	9,805	9,638	1.7%
Total	$53,137	$49,695	6.9%

By Investment Strategy
U.S. real estate	$28,357	$26,226	8.1%
Global/international real estate	10,184	9,677	5.2%
Preferred securities	6,342	5,766	10.0%
Global listed infrastructure	5,697	5,611	1.5%
Large cap value	1,288	1,260	2.2%
Other	1,269	1,155	9.9%
Total	$53,137	$49,695	6.9%
Assets under management were $53.1 billion as of December 31, 2014, an increase of $3.4 billion from $49.7 billion at September 30, 2014. The increase from September 30, 2014 was attributable to market appreciation of $4.2 billion, partially offset by net outflows of $794 million.
Institutional Accounts
Assets under management in institutional accounts were $26.2 billion as of December 31, 2014, an increase of 9.4% from $23.9 billion at September 30, 2014. The change from September 30, 2014 was due to the following:

•	Market appreciation of $2.5 billion, including $1.9 billion from U.S. real estate and $577 million from global/international real estate;

•
Net outflows of $169 million from subadvisory relationships, including net outflows of $713 million from U.S. real estate, partially offset by net inflows of $254 million into preferred securities, $176 million into commodities (included in "Other" in the above table) and $114 million into global listed infrastructure; and

•	Net outflows of $99 million from advisory relationships, including net outflows of $129 million from global/international real estate, partially offset by net inflows of $34 million into commodities.
Open-end Mutual Funds
Assets under management for open-end mutual funds were $17.1 billion as of December 31, 2014, an increase of 6.3% from $16.1 billion at September 30, 2014. The change from September 30, 2014 was due to the following:

•	Market appreciation of $1.5 billion, including $1.4 billion from U.S. real estate and $105 million from global/international real estate; and

•	Net outflows of $526 million, including net outflows of $768 million from U.S. real estate, partially offset by net inflows of $241 million into preferred securities.
Closed-end Funds
Assets under management for closed-end funds were $9.8 billion as of December 31, 2014, an increase of 1.7% from $9.6 billion at September 30, 2014. The increase from September 30, 2014 was due to market appreciation of $167 million.
Balance Sheet Information
As of December 31, 2014, cash, cash equivalents and investments were $185 million. As of December 31, 2014, stockholders' equity was $228 million and the company had no debt.
Conference Call Information
Cohen & Steers will host a conference call tomorrow, January 22, 2015 at 11:00 a.m. (ET) to discuss the company's fourth quarter results. Investors and analysts can access the live conference call by dialing 800-758-5606 (U.S.) or +1-212-231-2935 (international); passcode: 21759725. Participants should plan to register at least 10 minutes before the conference call begins.
A replay of the call will be available for two weeks starting at approximately 1:00 p.m. (ET) on January 22, 2015 and can be accessed at 800-633-8284 (U.S.) or +1-402-977-9140 (international); passcode: 21759725. Internet access to the webcast, which includes audio (listen-only), will be available on the company's website at www.cohenandsteers.com under "Company - Investor Relations." The webcast will be archived on the website for one month.
About Cohen & Steers
Founded in 1986, Cohen & Steers is a leading global investment manager with a long history of innovation and a focus on real assets, including real estate, infrastructure and commodities, along with preferred securities and other income solutions. Headquartered in New York City, with offices in London, Hong Kong, Tokyo and Seattle, Cohen & Steers serves institutional and individual investors around the world.

Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the company's current views with respect to, among other things, the company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The company believes that these factors include, but are not limited to, the risks described in the "Risk Factors" section of the company's Annual Report on Form 10-K for the year ended December 31, 2013 ("Form 10-K"), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods
(in thousands, except per share data)

	Three Months Ended			% Change From
	December 31, 2014	September 30, 2014	December 31, 2013	September 30, 2014	December 31, 2013
Revenue
Investment advisory and administration fees	$76,063	$75,210	$67,658
Distribution and service fees	3,715	3,738	3,557
Portfolio consulting and other	2,064	1,897	2,217
Total revenue	81,842	80,845	73,432	1.2%	11.5%
Expenses
Employee compensation and benefits	26,142	26,679	22,377
Distribution and service fees	8,862	9,048	8,127
General and administrative	12,866	11,313	11,418
Depreciation and amortization	1,169	1,090	1,496
Amortization, deferred commissions	453	388	658
Total expenses	49,492	48,518	44,076	2.0%	12.3%
Operating income	32,350	32,327	29,356	0.1%	10.2%
Non-operating income
Interest and dividend income—net	617	610	773
(Loss) gain from trading securities—net	(2,622)	(2,690)	344
Gain from available-for-sale securities—net	153	760	751
Equity in (losses) earnings of affiliates	(2,748)	(1,571)	418
Other income (losses)	59	(666)	(315)
Total non-operating (loss) income	(4,541)	(3,557)	1,971	*	*
Income before provision for income taxes	27,809	28,770	31,327	(3.3%)	(11.2%)
Provision for income taxes	12,636	10,733	11,899
Net income	15,173	18,037	19,428	(15.9%)	(21.9%)
Less: Net loss (income) attributable to redeemable noncontrolling interest	525	147	(15)
Net income attributable to common stockholders	$15,698	$18,184	$19,413	(13.7%)	(19.1%)

Earnings per share attributable to common stockholders
Basic	$0.35	$0.41	$0.44	(13.7%)	(20.1%)
Diluted	$0.34	$0.40	$0.43	(14.0%)	(20.1%)

Dividends declared per share
Quarterly	$0.22	$0.22	$0.20	—%	10.0%
Special	$1.00	$—	$1.00	*	—%

Weighted average shares outstanding
Basic	44,852	44,839	44,325
Diluted	45,866	45,689	45,338

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods
(in thousands, except per share data)

	Year Ended
	December 31, 2014	December 31, 2013	% Change
Revenue
Investment advisory and administration fees	$291,744	$271,109
Distribution and service fees	14,667	14,359
Portfolio consulting and other	7,523	12,245
Total revenue	313,934	297,713	5.4%
Expenses
Employee compensation and benefits	102,732	94,707
Distribution and service fees	35,470	41,247
General and administrative	47,337	46,802
Depreciation and amortization	4,624	5,606
Amortization, deferred commissions	1,830	3,009
Total expenses	191,993	191,371	0.3%
Operating income	121,941	106,342	14.7%
Non-operating income
Interest and dividend income—net	2,058	2,280
Loss from trading securities—net	(1,567)	(6,612)
Gain from available-for-sale securities—net	2,041	2,259
Equity in (losses) earnings of affiliates	(1,955)	840
Other losses	(504)	(745)
Total non-operating income (loss)	73	(1,978)	*
Income before provision for income taxes	122,014	104,364	16.9%
Provision for income taxes	46,280	41,109
Net income	75,734	63,255	19.7%
Less: Net (income) loss attributable to redeemable noncontrolling interest	(224)	4,864
Net income attributable to common stockholders	$75,510	$68,119	10.9%

Earnings per share attributable to common stockholders
Basic	$1.69	$1.54	9.6%
Diluted	$1.65	$1.51	9.5%

Dividends declared per share
Quarterly	$0.88	$0.80	10.0%
Special	$1.00	$1.00	—%

Weighted average shares outstanding
Basic	44,788	44,272
Diluted	45,643	45,083

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods
(in millions)
	Three Months Ended			% Change From
	December 31, 2014	September 30, 2014	December 31, 2013	September 30, 2014	December 31, 2013
Institutional Accounts
Assets under management, beginning of period	$23,941	$25,728	$23,291
Inflows	1,077	893	549
Outflows	(1,345)	(1,962)	(1,232)
Net outflows	(268)	(1,069)	(683)
Market appreciation (depreciation)	2,528	(831)	318
Transfers *	—	113	—
Total increase (decrease)	2,260	(1,787)	(365)
Assets under management, end of period	$26,201	$23,941	$22,926	9.4%	14.3%
Percentage of total assets under management	49.3%	48.2%	49.9%
Average assets under management for period	$25,589	$24,944	$23,643	2.6%	8.2%

Open-end Mutual Funds
Assets under management, beginning of period	$16,116	$16,629	$14,262
Inflows	1,368	1,542	1,103
Outflows	(1,894)	(1,439)	(1,373)
Net (outflows) inflows	(526)	103	(270)
Market appreciation (depreciation)	1,541	(503)	24
Transfers *	—	(113)	—
Total increase (decrease)	1,015	(513)	(246)
Assets under management, end of period	$17,131	$16,116	$14,016	6.3%	22.2%
Percentage of total assets under management	32.2%	32.4%	30.5%
Average assets under management for period	$16,986	$16,768	$14,336	1.3%	18.5%

Closed-end Funds
Assets under management, beginning of period	$9,638	$9,928	$8,783
Inflows	—	—	50
Outflows	—	—	(24)
Net inflows	—	—	26
Market appreciation (depreciation)	167	(290)	156
Total increase (decrease)	167	(290)	182
Assets under management, end of period	$9,805	$9,638	$8,965	1.7%	9.4%
Percentage of total assets under management	18.5%	19.4%	19.5%
Average assets under management for period	$9,830	$9,922	$8,991	(0.9%)	9.3%

Total
Assets under management, beginning of period	$49,695	$52,285	$46,336
Inflows	2,445	2,435	1,702
Outflows	(3,239)	(3,401)	(2,629)
Net outflows	(794)	(966)	(927)
Market appreciation (depreciation)	4,236	(1,624)	498
Total increase (decrease)	3,442	(2,590)	(429)
Assets under management, end of period	$53,137	$49,695	$45,907	6.9%	15.7%
Average assets under management for period	$52,405	$51,634	$46,970	1.5%	11.6%

* Represents transfer of assets under management not related to subscriptions, redemptions or market appreciation (depreciation).

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods
(in millions)
	Year Ended
	December 31, 2014	December 31, 2013	% Change
Institutional Accounts
Assets under management, beginning of period	$22,926	$24,850
Inflows	2,777	1,163
Outflows	(4,855)	(4,583)
Net outflows	(2,078)	(3,420)
Market appreciation	5,240	1,496
Transfers *	113	—
Total increase (decrease)	3,275	(1,924)
Assets under management, end of period	$26,201	$22,926	14.3%
Percentage of total assets under management	49.3%	49.9%
Average assets under management for period	$24,856	$24,706	0.6%

Open-end Mutual Funds
Assets under management, beginning of period	$14,016	$12,962
Inflows	5,897	5,521
Outflows	(5,701)	(4,819)
Net inflows	196	702
Market appreciation	3,032	352
Transfers *	(113)	—
Total increase	3,115	1,054
Assets under management, end of period	$17,131	$14,016	22.2%
Percentage of total assets under management	32.2%	30.5%
Average assets under management for period	$16,097	$14,382	11.9%

Closed-end Funds
Assets under management, beginning of period	$8,965	$7,985
Inflows	—	789
Outflows	—	(24)
Net inflows	—	765
Market appreciation	840	215
Total increase	840	980
Assets under management, end of period	$9,805	$8,965	9.4%
Percentage of total assets under management	18.5%	19.5%
Average assets under management for period	$9,680	$8,790	10.1%

Total
Assets under management, beginning of period	$45,907	$45,797
Inflows	8,674	7,473
Outflows	(10,556)	(9,426)
Net outflows	(1,882)	(1,953)
Market appreciation	9,112	2,063
Total increase	7,230	110
Assets under management, end of period	$53,137	$45,907	15.7%
Average assets under management for period	$50,633	$47,878	5.8%

* Represents transfer of assets under management not related to subscriptions, redemptions or market appreciation (depreciation).

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Account Type
For the Periods
(in millions)
	Three Months Ended			% Change From
	December 31, 2014	September 30, 2014	December 31, 2013	September 30, 2014	December 31, 2013
Subadvisory
Assets under management, beginning of period	$17,092	$18,558	$16,833
Inflows	969	529	385
Outflows	(1,138)	(1,374)	(745)
Net outflows	(169)	(845)	(360)
Market appreciation (depreciation)	1,934	(621)	220
Total increase (decrease)	1,765	(1,466)	(140)
Assets under management, end of period	$18,857	$17,092	$16,693	10.3%	13.0%
Percentage of institutional assets under management	72.0%	71.4%	72.8%
Average assets under management for period	$18,371	$17,869	$17,077	2.8%	7.6%

Advisory
Assets under management, beginning of period	$6,849	$7,170	$6,458
Inflows	108	364	164
Outflows	(207)	(588)	(487)
Net outflows	(99)	(224)	(323)
Market appreciation (depreciation)	594	(210)	98
Transfers *	—	113	—
Total increase (decrease)	495	(321)	(225)
Assets under management, end of period	$7,344	$6,849	$6,233	7.2%	17.8%
Percentage of institutional assets under management	28.0%	28.6%	27.2%
Average assets under management for period	$7,218	$7,075	$6,566	2.0%	9.9%

Total Institutional Accounts
Assets under management, beginning of period	$23,941	$25,728	$23,291
Inflows	1,077	893	549
Outflows	(1,345)	(1,962)	(1,232)
Net outflows	(268)	(1,069)	(683)
Market appreciation (depreciation)	2,528	(831)	318
Transfers *	—	113	—
Total increase (decrease)	2,260	(1,787)	(365)
Assets under management, end of period	$26,201	$23,941	$22,926	9.4%	14.3%
Average assets under management for period	$25,589	$24,944	$23,643	2.6%	8.2%

* Represents transfer of assets under management not related to subscriptions, redemptions or market appreciation (depreciation).

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Account Type
For the Periods
(in millions)
	Year Ended
	December 31, 2014	December 31, 2013	% Change
Subadvisory
Assets under management, beginning of period	$16,693	$17,582
Inflows	2,027	728
Outflows	(3,867)	(2,646)
Net outflows	(1,840)	(1,918)
Market appreciation	4,004	1,029
Total increase (decrease)	2,164	(889)
Assets under management, end of period	$18,857	$16,693	13.0%
Percentage of institutional assets under management	72.0%	72.8%
Average assets under management for period	$17,962	$17,580	2.2%

Advisory
Assets under management, beginning of period	$6,233	$7,268
Inflows	750	435
Outflows	(988)	(1,937)
Net outflows	(238)	(1,502)
Market appreciation	1,236	467
Transfers *	113	—
Total increase (decrease)	1,111	(1,035)
Assets under management, end of period	$7,344	$6,233	17.8%
Percentage of institutional assets under management	28.0%	27.2%
Average assets under management for period	$6,894	$7,126	(3.3%)

Total Institutional Accounts
Assets under management, beginning of period	$22,926	$24,850
Inflows	2,777	1,163
Outflows	(4,855)	(4,583)
Net outflows	(2,078)	(3,420)
Market appreciation	5,240	1,496
Transfers *	113	—
Total increase (decrease)	3,275	(1,924)
Assets under management, end of period	$26,201	$22,926	14.3%
Average assets under management for period	$24,856	$24,706	0.6%

* Represents transfer of assets under management not related to subscriptions, redemptions or market appreciation (depreciation).

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods
(in millions)
	Three Months Ended			% Change From
	December 31, 2014	September 30, 2014	December 31, 2013	September 30, 2014	December 31, 2013
U.S. Real Estate
Assets under management, beginning of period	$26,226	$27,404	$23,237
Inflows	695	735	766
Outflows	(2,183)	(1,054)	(813)
Net outflows	(1,488)	(319)	(47)
Market appreciation (depreciation)	3,619	(859)	(74)
Total increase (decrease)	2,131	(1,178)	(121)
Assets under management, end of period	$28,357	$26,226	$23,116	8.1%	22.7%
Percentage of total assets under management	53.4%	52.8%	50.4%
Average assets under management for period	$27,998	$27,422	$23,614	2.1%	18.6%

Global/International Real Estate
Assets under management, beginning of period	$9,677	$10,161	$9,630
Inflows	408	620	345
Outflows	(583)	(651)	(510)
Net outflows	(175)	(31)	(165)
Market appreciation (depreciation)	682	(453)	33
Total increase (decrease)	507	(484)	(132)
Assets under management, end of period	$10,184	$9,677	$9,498	5.2%	7.2%
Percentage of total assets under management	19.2%	19.5%	20.7%
Average assets under management for period	$10,021	$10,200	$9,694	(1.8%)	3.4%

Preferred Securities
Assets under management, beginning of period	$5,766	$5,672	$4,820
Inflows	783	597	194
Outflows	(271)	(445)	(340)
Net inflows (outflows)	512	152	(146)
Market appreciation (depreciation)	64	(58)	48
Total increase (decrease)	576	94	(98)
Assets under management, end of period	$6,342	$5,766	$4,722	10.0%	34.3%
Percentage of total assets under management	11.9%	11.6%	10.3%
Average assets under management for period	$6,150	$5,675	$4,820	8.4%	27.6%

Global Listed Infrastructure
Assets under management, beginning of period	$5,611	$5,616	$4,469
Inflows	251	326	134
Outflows	(84)	(144)	(57)
Net inflows	167	182	77
Market (depreciation) appreciation	(81)	(187)	168
Total increase (decrease)	86	(5)	245
Assets under management, end of period	$5,697	$5,611	$4,714	1.5%	20.9%
Percentage of total assets under management	10.7%	11.3%	10.3%
Average assets under management for period	$5,701	$5,703	$4,661	0.0%	22.3%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods
(in millions)
	Three Months Ended			% Change From
	December 31, 2014	September 30, 2014	December 31, 2013	September 30, 2014	December 31, 2013
Large Cap Value
Assets under management, beginning of period	$1,260	$2,285	$3,492
Inflows	45	30	8
Outflows	(57)	(1,064)	(902)
Net outflows	(12)	(1,034)	(894)
Market appreciation	40	9	309
Total increase (decrease)	28	(1,025)	(585)
Assets under management, end of period	$1,288	$1,260	$2,907	2.2%	(55.7%)
Percentage of total assets under management	2.4%	2.5%	6.3%
Average assets under management for period	$1,251	$1,484	$3,279	(15.7%)	(61.8%)

Other
Assets under management, beginning of period	$1,155	$1,147	$688
Inflows	263	127	255
Outflows	(61)	(43)	(7)
Net inflows	202	84	248
Market (depreciation) appreciation	(88)	(76)	14
Total increase	114	8	262
Assets under management, end of period	$1,269	$1,155	$950	9.9%	33.6%
Percentage of total assets under management	2.4%	2.3%	2.1%
Average assets under management for period	$1,284	$1,150	$902	11.7%	42.4%

Total
Assets under management, beginning of period	$49,695	$52,285	$46,336
Inflows	2,445	2,435	1,702
Outflows	(3,239)	(3,401)	(2,629)
Net outflows	(794)	(966)	(927)
Market appreciation (depreciation)	4,236	(1,624)	498
Total increase (decrease)	3,442	(2,590)	(429)
Assets under management, end of period	$53,137	$49,695	$45,907	6.9%	15.7%
Average assets under management for period	$52,405	$51,634	$46,970	1.5%	11.6%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods
(in millions)
	Year Ended
	December 31, 2014	December 31, 2013	% Change
U.S. Real Estate
Assets under management, beginning of period	$23,116	$22,613
Inflows	2,920	3,005
Outflows	(4,649)	(2,881)
Net (outflows) inflows	(1,729)	124
Market appreciation	6,748	379
Transfers *	222	—
Total increase	5,241	503
Assets under management, end of period	$28,357	$23,116	22.7%
Percentage of total assets under management	53.4%	50.4%
Average assets under management for period	$26,585	$23,977	10.9%

Global/International Real Estate
Assets under management, beginning of period	$9,498	$11,155
Inflows	1,746	1,456
Outflows	(2,415)	(3,622)
Net outflows	(669)	(2,166)
Market appreciation	1,355	509
Total increase (decrease)	686	(1,657)
Assets under management, end of period	$10,184	$9,498	7.2%
Percentage of total assets under management	19.2%	20.7%
Average assets under management for period	$9,954	$10,429	(4.6%)

Preferred Securities
Assets under management, beginning of period	$4,722	$4,364
Inflows	2,258	1,684
Outflows	(1,044)	(1,251)
Net inflows	1,214	433
Market appreciation (depreciation)	406	(75)
Total increase	1,620	358
Assets under management, end of period	$6,342	$4,722	34.3%
Percentage of total assets under management	11.9%	10.3%
Average assets under management for period	$5,550	$4,890	13.5%

Global Listed Infrastructure
Assets under management, beginning of period	$4,714	$3,509
Inflows	1,048	957
Outflows	(500)	(136)
Net inflows	548	821
Market appreciation	435	384
Total increase	983	1,205
Assets under management, end of period	$5,697	$4,714	20.9%
Percentage of total assets under management	10.7%	10.3%
Average assets under management for period	$5,440	$4,257	27.8%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods
(in millions)
	Year Ended
	December 31, 2014	December 31, 2013	% Change
Large Cap Value
Assets under management, beginning of period	$2,907	$3,465
Inflows	150	51
Outflows	(1,810)	(1,466)
Net outflows	(1,660)	(1,415)
Market appreciation	263	857
Transfers *	(222)	—
Total decrease	(1,619)	(558)
Assets under management, end of period	$1,288	$2,907	(55.7%)
Percentage of total assets under management	2.4%	6.3%
Average assets under management for period	$1,984	$3,563	(44.3%)

Other
Assets under management, beginning of period	$950	$691
Inflows	552	320
Outflows	(138)	(70)
Net inflows	414	250
Market (depreciation) appreciation	(95)	9
Total increase	319	259
Assets under management, end of period	$1,269	$950	33.6%
Percentage of total assets under management	2.4%	2.1%
Average assets under management for period	$1,120	$762	47.0%

Total
Assets under management, beginning of period	$45,907	$45,797
Inflows	8,674	7,473
Outflows	(10,556)	(9,426)
Net outflows	(1,882)	(1,953)
Market appreciation	9,112	2,063
Total increase	7,230	110
Assets under management, end of period	$53,137	$45,907	15.7%
Average assets under management for period	$50,633	$47,878	5.8%

* Represents transfer of assets under management not related to subscriptions, redemptions or market appreciation (depreciation).